Exhibit 10.1

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Software Reseller and License Agreement

THIS SOFTWARE RESELLER AND LICENSE AGREEMENT (this “Agreement”) is made and entered into on this 24th day of June, 2014 (the “Effective Date”) by and between Konica Minolta Business Solutions U.S.A., Inc., a New York corporation with an office at 100 Williams Drive, Ramsey, NJ 07446 (“Konica Minolta”), and Officeware Corporation, a Texas corporation (d/b/a FilesAnywhere.com) with an office at 3301 State Hwy 183 Suite 200, Bedford, TX 76021 (“Vendor”).

WHEREAS, Vendor develops and/or distributes certain software solutions and wishes to license Konica Minolta to resell such software solutions; and

WHEREAS, Konica Minolta intends to market such software solutions in conjunction with Konica Minolta equipment directly to Customers or through its authorized dealers; and

WHEREAS, Konica Minolta and Vendor agree to distribute and market such software solutions under the Konica Minolta Business Solutions U.S.A., Inc. branded name; and

WHEREAS, simultaneously with the execution of this Agreement, Konica Minolta and Vendor are entering into that certain Software Maintenance and Services Agreement, dated as of the date hereof, the form of which is attached hereto as Schedule C (the “Services Agreement”).

NOW, THEREFORE, in consideration of the premises hereof, and the mutual obligations herein made and undertaken, the parties hereto agree as follows:

1.             DEFINITIONS

As used in this Agreement, the following definitions shall apply:

1.1	“Authorized Dealer” shall mean those resellers that are authorized dealers for and on behalf of Konica Minolta to re-license the Software and resell the Services.

1.2
“Customer(s)” shall mean persons or entities that license the Software through Konica Minolta or its Authorized Dealers for their own internal business or commercial use, but not for re-marketing, time-sharing, service bureau, application service provider or other similar uses.

1.3
“Customer On-Premise Solution” shall mean the establishment of a production data center by Vendor and Konica Minolta on the premises of a Customer and the hosting by such Customer of all applications and data related to the Software at such data center.  For the avoidance of doubt, a Customer On-Premise Solution shall not include the license or ability to resell the Software.

1.4
“Direct Competitor” shall mean, (i) with respect to Vendor, any entity that develops, markets or sells products as their primary business that are substantially similar to any software or product of Vendor, and (ii) with respect to Konica Minolta, any entity that develops, markets and sells multi-function printers as their primary business.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.5
“Documentation” shall mean electronic materials, including user manuals and other materials published by Vendor with respect to the Software and that relate to the functional, operational or performance characteristics of the Software.

1.6
“Education and Training Courses” shall mean training provided by the Vendor to Konica Minolta in the setup and use of the Vendor’s Software.  This training will be given via the internet or onsite at the discretion of the Vendor.

1.7	“End User” shall mean an individual user of the Software that is licensed to Customers or Konica Minolta. This is defined as any user of the Software that has a username and password.

1.8	“Error” shall mean any defect or condition inherent in the Software that causes the Software to fail to perform in accordance with the current Documentation published by Vendor.

1.9	“Implementation Services” shall mean and include discovery, design and implementation services provided by Konica Minolta and/or the Vendor to Customers related to the configuration of the Software.

1.10
“Installation Services” shall mean and include discovery, design, installation and configuration services provided by Konica Minolta and/or the Vendor to Customers related to the installation of the Software on Customers’ systems, and specifically includes services to integrate the Software with other applications, software or hardware used by such Customers by means of any modules of the Software other than use of the Vendor’s Application Programming Interface modules.

1.11
“Integration Services” shall mean and include, when applicable, discovery, design, development and implementation services provided by Konica Minolta to Customers related to the integration of the Software with other applications, software or hardware used by such Customers, but only where such integrations use the Vendor’s Application Programming Interface modules of the Software.

1.12	“Primary Support” shall mean and include, among other services as implemented by Konica Minolta, the following services to be provided to Customers and/or Authorized Dealers:

a)
Providing support for all applications and hardware that Konica Minolta has sold or licensed to the Customer, the use of which by the Customer is necessary for the successful operation of the Software, including but not limited to support of networks, operating systems, workstations, printers, and file transfer, emulation, communications and database systems as the Software is intended to function.

b)	Providing the Customer with a reasonable level of training for use of the Software and any associated applications and hardware.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

c)	Providing day-to-day help and support to the Customer as a first point of contact for the Customer’s use of the Software.

d)
Providing the Customer with on-going applicable technical advice and support on using the Software through various means, including but not limited to, complying with the Technical Support Requirements set forth in Attachment 1 to this Agreement.

e)
When a Customer reports a Software Error, promptly reporting such Error to Vendor in writing (including by email), and, if available, accessing any help desk or Error tracking system Vendor offers to determine whether the Error matches an Error previously reported and whether a Software patch, an Upgrade or Enhancement, a change to the current version of the Software or other recommendation has been identified as a response to the Error.

f)
Providing the Customer with a reasonable level of assistance in supporting any available Software patch, Upgrade or Enhancement of the Software, or in implementing any recommendation or solution to deal with Software Errors reported to Vendor or not matching those in Vendor’s Error tracking system.

g)
In regards to any properly reported defect(s), meaning non-conformity to functional specifications mutually agreed upon by Konica Minolta, the Vendor and the Customer, in any configurations of the modules of the Software created by the Vendor or any integrations of the Software with other applications, software or hardware, configured or created by Konica Minolta and/or the Vendor confirmed by Konica Minolta and the Vendor, in the exercise of its commercially reasonable judgment, Konica Minolta shall: (1) use its commercially reasonable efforts to correct such defect(s); and (2) provide the correction(s) for such defect(s) to the Customer.  Konica Minolta shall attempt to confirm any reported defect(s) promptly after receipt of proper notice from the Customer in accordance with Konica Minolta’s current defect reporting procedures; and Konica Minolta shall perform services in an effort to correct confirmed defect(s) promptly after making such confirmation.

h)
Acquiring and using tools required to obtain diagnostic reports, memory status and other technical service information, and providing and employing such diagnostic tools and services as may be required by the circumstances or as reasonably requested by Vendor to aid in resolution of Software Errors.

i)	Providing such other assistance to Customers in dealing with Software operation or Errors as Vendor may reasonably request.

j)	Providing Customers with assistance in implementing fixes or recommendations as directed or implemented by Secondary Support.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.13	“Resell On-Premise Solution” shall mean the KM Managed Solution that is installed on the premises of Konica Minolta and the corresponding license to resell the Software to Customers.

1.14
“Sales Support” shall mean secondary sales assistance provided by Vendor sales personnel to Konica Minolta sales personnel during the sales process, at times requested by Konica Minolta and reasonably acceptable to Vendor, conditioned on the Konica Minolta sales personnel being present with the Customer physically, electronically or on telephone calls at all times during the time that such sales assistance is being provided.

1.15	“Secondary Support” shall mean the following services to be provided by Vendor to Customers:

a)	Vendor shall assist Konica Minolta in providing Primary Support as follows:

1)
in the case of any Error(s) in the Software that are reported in accordance with this Agreement and/or the Services Agreement and confirmed by Vendor, Vendor shall:  (A) use its commercially reasonable efforts to correct such Error(s); and (B) upon the request of Konica Minolta, provide the correction(s) for such Error(s) to Konica Minolta.  Vendor shall confirm any reported Error(s) promptly after receipt of proper notice from Konica Minolta in accordance with the Error reporting procedures set forth in the Services Agreement, and Vendor shall perform services in an effort to correct confirmed Errors promptly after making such confirmation.

2)
Vendor will not be obligated to provide any Primary Support services not covered by subparagraph 1) above directly to any Customers.  After Konica Minolta  has used its commercially reasonable efforts to resolve any technical support issues raised by a Customer, Konica Minolta may seek technical support services related to such issue(s) from Vendor during the hours of 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday, excluding holidays, or as otherwise provided by Vendor to its End Users purchasing continuing maintenance and technical support services in the normal course of its business, by on-line access, telephonically or both.  Should the technical support issues raised to Konica Minolta by any Customer occur outside of standard service hours, Konica Minolta may either (i) place a voicemail or email request with Vendor, which Vendor will use its reasonable best efforts to respond to within two hours of the start of the next normal business day, or (ii) contact Vendor 24 hours per day, 7 days per week, by calling Vendor’s regular telephone technical support number and using Vendor’s after-hours paging system.  If Konica Minolta utilizes Vendor’s after-hours paging system, Vendor’s designated support engineer on call will contact Konica Minolta regarding the technical support issue within a reasonable time (usually not more than 3 hours) after the page.  Konica Minolta shall pay Vendor for such after-hours services at the rate of $250 per hour (with a minimum charge of one hour per call).  Konica Minolta acknowledges and agrees that Vendor’s provision of Secondary Support requires Vendor to have direct on-line access to the Software on Customer systems.  Accordingly, Konica Minolta shall require all Customers to install and maintain, at each Customer’s sole cost and expense, the appropriate communications hardware and software specified by Vendor, and Konica Minolta shall require all Customers to establish and maintain, at each Customer’s sole cost and expense, an adequate connection with Vendor to facilitate Vendor’s on-line technical support services. Konica Minolta agrees that no person other than a technical support representative of Konica Minolta shall initiate any contact with Vendor regarding Secondary Support; and

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

(3)
Vendor shall not be obligated to provide any technical support services on site at the facilities of Konica Minolta or any Customer.  Should Vendor elect, in its sole discretion, to provide any technical support services on site at any of the foregoing locations, such services will be provided only upon submission by Konica Minolta of a purchase order for such services agreeing to pay for such services on a time and materials basis, including any reasonable travel expenses incurred by Vendor in connection therewith.

b)	Vendor shall provide 24 hour, 7 day per week uptime of the software platform. Konica Minolta must be notified in advance of any Upgrades or Enhancements.

c)
Vendor is not responsible for providing, or obligated to provide, maintenance or technical support services (including Error corrections) or Upgrades or Enhancements under this Agreement to or for the benefit of any Customer:  (1) if the Software has been altered, revised, changed, enhanced or modified in any manner that was not authorized in writing in advance by Vendor; (2) in connection with any Error if Vendor has previously provided corrections for such Error and Customer has not installed such corrections; (3) in connection with any Errors or problems that have been caused by errors, defects, problems, alterations, revisions, changes, enhancements or modifications in the database, operating system, third party software (other than third party software bundled with the Software by Vendor), hardware or any system or networking utilized by such Customer; (4) if the Software or related software or systems have been subjected to abuse, misuse, improper handling, accident or neglect by Konica Minolta or Customer; or (5) if any party other than Vendor or Konica Minolta has provided any services in the nature of maintenance and technical support services to such Customer with respect to the Software.

d)
This Agreement does not govern, and Vendor shall not be responsible for, the maintenance or support of any software other than the Software or for any hardware or equipment of any kind or nature, whether or not obtained from Vendor.

1.16
“Services” shall mean, individually or collectively, as the context may require, Implementation Services, Installation Services, Integration Services, Primary Support, or Secondary Support, as provided by Konica Minolta or Vendor to Customers.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.17
“Software” shall consist of the computer software products (SaaS – Software as a Service Application) identified in Schedule D attached hereto, which are the property of Vendor.  Konica Minolta’s property, intellectual and otherwise, shall not be included in the definition of Software.

1.18
“Software License Agreement” shall mean a written end user license agreement between Konica Minolta and a Customer relating to the Software, the form of which will be subject to the reasonable approval of Vendor.

1.19
“Software License Fee” shall be the amount payable by Konica Minolta to Vendor for a license to Software granted to a Customer in accordance with the terms of this Agreement, as set forth in the Software License and Services Fee Schedule.

1.20
“Software License and Services Fee Schedule” shall mean Vendor’s list of available Software and fees for the license of such products to Customers, which is set forth on Schedule A attached hereto.  As Vendor develops new versions of the Software that incorporate new features and functions not contained in the Software License and Services Fee Schedule, Vendor shall make such new versions of the Software License and Services Fee Schedule available with ninety (90) days’ notice to Konica Minolta in writing and with Konica Minolta’s prior written approval if fees are increased.

1.21
“Software Maintenance Agreement” shall mean a written agreement between Konica Minolta and a Customer relating to the provision by Konica Minolta of maintenance and technical support services for the Software, the form of which will be subject to the reasonable approval of Vendor.

1.22	“Software Maintenance Fee” shall be the amount payable by Konica Minolta to Vendor in consideration for Secondary Support services under this Agreement and the Services Agreement.

1.23
“Upgrade or Enhancement” shall mean any and all new versions, improvements, modifications, upgrades, updates, fixes and additions to the Software that Vendor commercially releases during the term of this Agreement to correct deficiencies or enhance the capabilities of the Software, together with updates of the Documentation to reflect such new versions, improvements, modifications, upgrades, updates, fixes or additions; provided, however, that the foregoing shall not include new, separate product offerings, new modules, re-platformed Software or new functionality.

2.             GRANT OF LICENSE

2.1           For the term of this Agreement, Vendor hereby grants to Konica Minolta an unlimited, non-exclusive, license to distribute, sell, rent or lease the Software to Authorized Dealers for resale purposes and to Customers for commercial use. This right is non-transferable and applies solely to the distribution and licensing of the Software in unaltered, machine-readable object code version form to Customers. This grant does not include any right to otherwise utilize the Software or information relating to it or any right to reproduce the Software or to make and/or sell variations or derivative works of the Software.  Exclusive ownership of copyrights and other intellectual and proprietary rights to the Software (and any Upgrades or Enhancements thereof) shall remain solely with Vendor.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

2.2           Until the one (1) year anniversary of the Effective Date, Vendor may not market, sell, rent, lease or license the Resell On-Premise Solution to any Direct Competitor of Konica Minolta.  In addition, if upon the expiration of such one (1) year period there are at least [**REDACTED**] paid End Users, the restrictions set forth in this Section 2.2 shall continue until the earlier of (i) the date on which the number of paid End Users no longer exceeds [**REDACTED**], (ii) the termination of this Agreement or (iii) the date on which Konica Minolta provides notice to Vendor of its intention to terminate the Agreement upon the expiration of the then-effective term in accordance with Section 15.1.

3.             IMPLEMENTATION

3.1           Upon the execution of this Agreement, Konica Minolta shall pay to Vendor the installation and setup fee of $[**REDACTED**] (the “Set-Up Fee”), as set forth on the Software License and Services Fee Schedule.  Within thirty (30) days after receipt of the Set-Up Fee, Vendor shall deliver to Konica Minolta the Documentation and shall implement the Vendor Managed Solution described on Schedule B attached hereto (the “Vendor Managed Solution” and also referred to as “Phase 1”), whereupon Konica Minolta may begin to re-license the Software to Customers in accordance with Section 4.  Notwithstanding the foregoing, in the event that the implementation of the Vendor Managed Solution is delayed due to the failure of Konica Minolta to supply all required hardware or otherwise due to the actions or inactions of Konica Minolta or any third parties, the deadline for the implementation of the Vendor Managed Solution shall be forty-five (45) days after Vendor’s receipt of the Set-Up Fee.  The date on which the Vendor Managed Solution is implemented is referred to herein as the “Implementation Date.”  During the time period that the Vendor Managed Solution is in effect, Konica Minolta shall pay Vendor the Management Fee set forth on the Software License and Services Fee Schedule.

3.2           Within ninety (90) days of the Implementation Date, Vendor and KM shall implement the KM Managed Solution described on Schedule B attached hereto (the “KM Managed Solution” and AKA Phase 2).  Notwithstanding the foregoing, in the event that the implementation of the KM Managed Solution is delayed due to the actions or inactions of Konica Minolta or any third parties, the deadline for the implementation of the KM Managed Solution shall be delayed by a corresponding amount of time.

3.3           From time to time during the term of this Agreement, Vendor may agree to provide to Konica Minolta or the Customers additional Upgrades or Enhancements, additional applications or Software-related products, or additional Services that are beyond the scope of this Agreement or the Services Agreement (collectively, “Additional Products or Services”).  Such Additional Products or Services, including but not limited to the establishment of Customer On-Premise Solutions for certain Customers, will be subject to the terms and provisions of separate Scope of Work agreements entered into between Konica Minolta and Vendor.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

4.             SOFTWARE LICENSE AGREEMENTS

Upon the Implementation Date, Konica Minolta and Konica Minolta’s Authorized Dealers may re-license the Software to Customers pursuant to the terms of a Software License Agreement, which will be in substantially the form attached hereto as Attachment 2.  If Customer and Konica Minolta negotiate changes to the form of Software License Agreement prior to entering into such changed form of Software License Agreement, Konica Minolta shall submit such form to Vendor for approval of the negotiated changes.

5.             SOFTWARE MAINTENANCE

5.1           Konica Minolta or Authorized Dealers shall provide Primary Support to Customers who are licensed to use the Software under a Software License Agreement pursuant to the terms of a Software Maintenance Agreement, the form of which will be subject to the reasonable approval of Vendor.  Konica Minolta shall establish the list prices for all Software Maintenance Fees and shall have the right to set all prices charged to Customers.

5.2           So long as Konica Minolta has paid Vendor all Software Maintenance Fees, Vendor agrees to provide Secondary Support to or for the benefit of any Customer that licenses Software through Konica Minolta and that has purchased a current Software Maintenance Agreement from Konica Minolta with respect to the following versions of the Software:  (a) the current released version of the Software licensed by such Customer, and (b) a new version of such Software at any time after Vendor has delivered such new version to Konica Minolta as an Upgrade or Enhancement under this Agreement.

6.             PURCHASE ORDERS, INVOICING AND PAYMENT.

6.1           Konica Minolta shall submit written purchase orders for Software and Secondary Support to Vendor in accordance with the guidelines set forth in Attachment 3.  All purchase orders submitted to Vendor by Konica Minolta shall be subject solely to the terms of this Agreement, and any preprinted terms on any purchase order form used for the convenience of Konica Minolta shall not alter or amend the terms of this Agreement.

6.2           The Software shall be considered delivered at the time and place of and upon receipt by Konica Minolta or, if earlier, upon the occurrence of site activation by Vendor.  At that time and place, all risk of loss associated with the copy of the Software shall pass from Vendor to Konica Minolta.

6.3           The Software License Fees due from Konica Minolta to Vendor for each license of the Software to a Customer and the Software Maintenance Fees due from Konica Minolta to Vendor for the Services provided by Vendor shall be as set forth in the Software License and Services Fee Schedule.  Konica Minolta and the Authorized Dealers shall be responsible for the billing and collection from Customers of all such fees.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

6.4           Konica Minolta shall provide Vendor with “read-only” access to a report portal that is reasonably satisfactory to Vendor and allows Vendor to verify the number of End Users in order to calculate all Software License Fees and Software Maintenance Fees.  On the final business day of each month, after receiving such access and any other necessary information, Vendor shall calculate such fees and submit an invoice to Konica Minolta.  Konica Minolta shall pay Vendor the invoiced amount in U.S. Dollars within thirty (30) days of the invoice date.  Konica Minolta and any Authorized Dealers shall pay all sales and use taxes levied on the Software and Services unless Konica Minolta and such Authorized Dealers provide the Vendor with evidence of tax exemption.  Any outstanding amounts not paid by Konica Minolta within thirty (30) days of the invoice date and fifteen (15) days’ notice of default and opportunity to cure shall accrue interest at the lesser of 12% per annum or the maximum rate permitted by applicable law.

7.             USE OF TRADEMARKS

For the term of this Agreement, Vendor grants to Konica Minolta a non-exclusive right and license to use Vendor’s trademarks (the “Trademarks”) in connection with its re-license of the Software to the Customers as contemplated by this Agreement. All use by Konica Minolta of the Trademarks shall inure to the benefit of Vendor, and Konica Minolta shall not register or apply to register any domain name, username, or trademark containing the Trademarks or any confusingly similar word or mark.  Konica Minolta may not use the Trademarks in connection with any goods other than those of Vendor.

8.             TITLE TO SOFTWARE

Except for the rights granted to Konica Minolta herein and any applications created by Konica Minolta and integrated into the Konica Minolta “bizhub MarketPlace” for connectivity to the Software, all rights, title and interest in and to the Software (and any Upgrade or Enhancement or other modifications thereof that are developed during the term of this Agreement), at all times, shall remain the sole and exclusive property of Vendor.  No right to use, print, copy, display or alter the Software, in whole or in part, is hereby granted, except as expressly provided in this Agreement.  No ownership right is granted to any intellectual property relating to the Software (or any Upgrade or Enhancement or other modifications thereof that are developed during the term of this Agreement), or any other intellectual property of Vendor, including but not limited to, any patent, patent application, copyright or copyright application.  No right is granted to Konica Minolta to use, distribute, rent, lease, lend, supply or market the Software, except as expressly provided in this Agreement.  Konica Minolta may not disassemble, decompile, extract any source code from, or reverse engineer the Software.

9.             RESPONSIBILITIES OF KONICA MINOLTA

9.1           Konica Minolta agrees that it will professionally perform the services for installation, training and the provision of Primary Support of the Software.  Konica Minolta will perform any and all installation, upgrade, technical services and Primary Support for the Software pursuant to installation and support procedures and policies as developed by Vendor and modified from time-to-time.  Konica Minolta shall require, prior to completion of installation and training of the Software to any Customer, that such Customer executes or affirmatively accepts electronically the Software License Agreement in accordance with Section 4 of this Agreement.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

9.2           Konica Minolta may request Vendor to directly perform installation and training services for a Customer.  In no event shall Vendor be obligated to do so.  In the event that Vendor elects to perform installation and training services for the Customer, this shall not relieve Konica Minolta of any of its obligations to provide Primary Support for the Customer.

9.3           If Konica Minolta performs the installation and training services for the Customer, Konica Minolta shall invoice Customer for such services.  Furthermore, all revenues and expenses associated with such services shall be Konica Minolta’s.  However, if Konica Minolta elects to have Vendor perform the installation and training pertaining to the Software for the Customer, and Vendor elects to provide such services, then, in addition to the fees set forth in the Software License and Services Fee Schedule, Vendor shall be entitled to invoice and collect from Konica Minolta the fees Vendor customarily charges for such services plus any travel expenses. All customer and/or authorized dealer services must be provided through a mutually agreed to and executed professional services statement of work.  Notwithstanding the foregoing, until the date that is six (6) months after the Effective Date, Vendor shall, at times acceptable to Vendor and at no additional charge, (i) provide webinar training classes for the purpose of training Konica Minolta employees with respect to the Software, and (ii) upon the request of Konica Minolta, provide in-person training classes for the purpose of training Konica Minolta employees with respect to the Software (provided, that Konica Minolta shall reimburse Vendor for any travel expenses incurred by Vendor in connection therewith to the extent such expenses do not exceed Konica Minolta’s travel and expense policies, true and correct copies of which have been provided to Vendor).

9.4           Konica Minolta represents and agrees that it will not make any representations or create any warranties, expressed or implied, concerning the Software. Konica Minolta will take all necessary steps to insure that its employees, agents and others under its direction abide by the terms and conditions of this provision, and this Agreement.  Konica Minolta may rely upon those representations contained in the Documentation provided by Vendor for Konica Minolta’s presentations.

9.5           Regardless of any disclosure made by Konica Minolta to Vendor of an ultimate destination for the Software or Documentation, Konica Minolta agrees not to export, either directly or indirectly, any Software or Documentation or system incorporating such Software or Documentation without first obtaining a license to export or re-export from the United States Government as may be required, and to comply with the United States Government export regulations, as applicable.  Konica Minolta agrees to comply fully with all relevant regulations of the U.S. Department of Commerce and all U.S. export control laws, including but not limited to, the U.S. Export Administration Regulations (EAR), to assure that the Software and Documentation is not exported in violation of the laws of United States of America.  Konica Minolta will not export or re-export the Software or Documentation or system incorporating such Software or Documentation to any prohibited person or entity in violation of any U.S. export laws.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

9.6           Konica Minolta accepts the grant, in the limited scope provided herein, and agrees to:  (a) include the Software and Services on Konica Minolta’s base sales package for each multi-functional printer it or its Authorized Dealers sells or leases during the term of this Agreement; (b) cause its and its Authorized Dealers’ sales support personnel to communicate the features, benefits, pricing, and availability of the Software and Services to potential Customers in Konica Minolta’s ordinary course of business; (c) train its and its Authorized Dealers’ sales support personnel on the use of the Software; and (d) offer a free 30-day trial period for the Software and Services for up to five (5) End Users per potential Customer.

9.7           Upon Vendor’s request and Konica Minolta’s consent (which may not be unreasonably withheld), Konica Minolta shall provide Vendor with temporary access to the Software, the Software Customer database, the Software system servers, and any other necessary Software system information in order to permit Vendor to perform any requested or scheduled maintenance.

10.           VENDOR’S OBLIGATIONS

10.1           Vendor shall, under the terms of this Agreement and related Schedules, (a) provide Konica Minolta with copies of its promotional materials and, at its discretion, conduct other marketing activities reasonably requested by Konica Minolta to help promote the sale of the Software; (b) advise Konica Minolta of the anticipated delivery date of Upgrades or Enhancements to the Software or new modules or functionality; (c) keep Konica Minolta updated on any new sales aids or promotional pieces; (d) offer Konica Minolta, via an online service, the Education and Training Courses; and (e) provide Sales Support in contacting a prospective Customer in regard to the features or configuration of the Software or any other general consulting which is required to obtain business.  Vendor shall keep Konica Minolta apprised of new versions of the Software that Vendor may be developing and planning to introduce.

10.2           Vendor shall provide to Konica Minolta the support and maintenance services set forth in the Services Agreement, subject to the terms and conditions thereof.

10.3           Vendor shall comply with all applicable laws, ordinances, rules and regulations that apply to any aspect of Vendor’s execution, performance, non-performance and/or enforcement of this Agreement, as well as the licensing, use and/or operations of the Software and the provision of services required hereunder.  Vendor shall also obtain any and all permits, licenses, authorizations and/or certificates that may be required in any jurisdiction, or by regulatory or administrative agency, in order for Vendor to satisfy its obligations hereunder.

10.4           In the event that the Software violates any third party's intellectual property rights or Vendor believes it may violate a third party’s intellectual property rights, Vendor will do one of the following: (1) modify the Software so it no longer violates the third party’s intellectual property; (2) replace the Software with a non-infringing Software that performs in the same or substantially the same manner as the original Software; (3) procure for Konica Minolta the rights to continue using the product without any violation or infringement; or (4) refund a portion of the contract price which represents the portion unused by Konica Minolta and affected by the infringement or alleged infringement.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

11.           VENDOR’S OPTION TO MODIFY OR DISCONTINUE SOFTWARE

Vendor has the right, at any time, to make such modifications to the Software as it sees fit for the operation, performance, or functionality of the Software. The Vendor agrees to notify Konica Minolta of any changes herein within 90 days of any such modifications. Vendor agrees that any such modifications will meet Konica Minolta’s compliance requirements on connected devices sold by Konica Minolta and any and all integrations currently supported by Konica Minolta and the Vendor by existing customers.

12.           LIMITED WARRANTIES; DISCLAIMERS

12.1	By Vendor.

a)
Vendor warrants to Konica Minolta that Vendor has the necessary rights and authority to enter into and perform this Agreement and that it has the necessary ownership and intellectual property rights to the Software to grant the licenses herein.

b)
With respect to the Software licensed to each Customer, Vendor warrants to Konica Minolta that the Software will operate substantially in accordance with the specifications set forth on Schedule D attached hereto.  The terms of this warranty shall not apply to Software that has been: (1) modified by customer, Konica Minolta, or a third party not authorized and agreed to in writing by the Vendor; or (2) used in combination with equipment or software that is not consistent with the specifications set forth on Schedule D.

c)
With respect to any services provided by Vendor under this Agreement to Konica Minolta or Customers, Vendor warrants to Konica Minolta that such services shall be performed in a good and workmanlike manner, as well as substantially according to industry standards.

12.2	By Konica Minolta.

a)	Konica Minolta warrants to Vendor that Konica Minolta has the necessary rights and authority to enter into and perform this Agreement.

b)
With respect to any Services provided by Konica Minolta in connection with this Agreement to Customers, Konica Minolta warrants to Vendor that such Services shall be performed in a good and workmanlike manner, as well as substantially according to industry standards.

13.           INDEMNIFICATION

13.1           Indemnity by Vendor.  Vendor agrees to indemnify, defend and hold Konica Minolta and its officers, directors, employees, affiliates, agents and contractors (collectively, “Agents”) free and harmless from any loss, cost, claims, suits, actions, liability or damages (collectively, “Losses”), including reasonable attorney’s fees, incurred by Konica Minolta or its Agents as a result of any breach of Vendor’s representations, warranties or obligations hereunder or as a result of any claims that the Software infringes upon the intellectual property rights of another party, except to the extent such Losses are caused by any act or omission of Konica Minolta or its Agents.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

13.2           Indemnity by Konica Minolta.  Konica Minolta agrees to indemnify, defend and hold Vendor and its Agents free and harmless from any Losses, including reasonable attorney’s fees, incurred by Vendor or its Agents as a result of the re-sale or license of the Software (including any claim that the re-sale or license of the Software by Konica Minolta infringes upon the intellectual property rights of another party) or provision of the Services, or as a result of any breach of Konica Minolta’s representations, warranties or obligations hereunder, except to the extent such Losses are caused by any act or omission of Vendor or its Agents.

13.3           Prerequisites for Indemnification.  The foregoing indemnities are conditioned on prompt written notice of any claim, action, or demand for which indemnity is claimed, complete control of the defense and settlement of such claim by the indemnifying party, and cooperation of the indemnified party in such defense.

14.           LIMITATIONS OF LIABILITY

14.1           NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES’ MAXIMUM AGGREGATE LIABILITY UNDER ANY LEGAL THEORY (INCLUDING ITS OWN NEGLIGENCE) FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, THE SERVICES AGREEMENT, AND THE LICENSE, PURCHASE, USE OF AND/OR INABILITY TO USE THE SOFTWARE AND SERVICES WILL NOT IN ANY EVENT EXCEED THE LESSER OF (a) THE ACTUAL DAMAGES SUFFERED BY THE AGGRIEVED PARTY OR (b) AN AMOUNT EQUAL TO THE SOFTWARE LICENSE FEES AND SOFTWARE MAINTENANCE FEES PAID BY KONICA MINOLTA TO VENDOR WITH RESPECT TO THE ANNUAL PERIOD DURING WHICH THE APPLICABLE CLAIM FOR DAMAGES FIRST ACCRUED.

14.2           THE PARTIES ACKNOWLEDGE THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE SERVICES AGREEMENT, NEITHER PARTY HAS MADE ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY REGARDING THE SOFTWARE OR SERVICES.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY DISCLAIMS ANY IMPLIED WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY WITH RESPECT TO MERCHANTABILITY OF THE SOFTWARE OR SERVICES OR FITNESS OF THE SOFTWARE OR SERVICES FOR A PARTICULAR PURPOSE.

14.3           IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE LICENSE, TRANSFER OR USE OF THE SOFTWARE OR THE PERFORMANCE OR NON-PERFORMANCE OF SERVICES, EVEN IF KONICA MINOLTA, VENDOR OR SUCH SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITIES OF SUCH LOSSES OR DAMAGES.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

15.           TERM AND TERMINATION

15.1           This Agreement shall take effect on the Effective Date. Unless this Agreement is terminated earlier in accordance with the relevant provisions of this Agreement, the term of this Agreement shall be for three (3) years and shall be automatically renewed for an additional three (3) year term unless either party, in its sole discretion, gives notice of termination no less than one hundred and eighty (180) days prior to the expiration of the current term.

15.2           In the event of a filing by or against Konica Minolta or Vendor of a petition for relief under the United States Bankruptcy Code or any similar petition under the insolvency laws of any jurisdiction, where such filing is not dismissed within thirty (30) days after the date of the filing, then the party not subject to the petition may immediately terminate this Agreement upon written notice to the other party.

15.3           Either party may terminate this Agreement as a result of a material breach of this Agreement by the other party that is not cured within sixty (60) days after written notice of such breach.  Either party may also terminate this Agreement immediately upon notice to the other party if either party is acquired by, merged into, or consolidated with another corporation or organization or sells, transfers, or leases all or a substantial portion of its assets or stock (including any software) to another corporation or other organization which is a Direct Competitor.

15.4           In the event of termination of this Agreement, Konica Minolta shall immediately: (a) cease any public statement or representation that it is an authorized reseller or that it is in any way involved with Vendor; and (b) cease any use of the Trademarks, except as may otherwise be authorized in writing by Vendor.  Provided that (i) the applicable Software Maintenance Fees and Software License Fees are being paid in accordance with the procedures set forth in Section 6 and/or the Services Agreement, (ii) the total number of End Users is at least 10,000 and (iii) such End Users continue to upgrade to the most recent version of the Software (if so requested by Vendor), Vendor shall continue to support the Software and provide the Services to Customers for period of up to five (5) years after the date of termination or until the expiration or termination of all agreements between Customers and Konica Minolta active at the time of termination of the Reseller Agreement, whichever is longer.

15.5           In the event of termination of this Agreement, Konica Minolta shall pay any and all sums (except for sums that are reasonably disputed by Konica Minolta) then owing to Vendor hereunder within thirty (30) business days from the effective date of termination.

15.6           Within thirty (30) business days after the termination of this Agreement, Vendor shall provide for the return or transfer to Konica Minolta of all Customer data and information stored by Vendor.  Konica Minolta agrees to pay Vendor’s regular hourly rate of $100 per hour for Vendor’s performance of such transfer services.  Notwithstanding the foregoing, Vendor may retain any Customer data and information required in order to continue to support the Software and provide the Services to Customers pursuant to Section 15.4.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

15.7           Except as necessary to effectuate the continuing provision of the Software and Services as set forth in Section 15.4, within thirty (30) business days after the termination of this Agreement, Konica Minolta will promptly return or destroy all copies of the Software, including but not limited to listings, compilations, partial copies or Upgrades or Enhancements.  Any such copies are and shall remain the property of Vendor, and Konica Minolta’s obligations with respect thereto (including, but not limited to, the confidentiality obligations set forth in Section 16.2) shall survive this Agreement until such time as all such copies have been returned to Vendor or destroyed.

15.8           Sections 8, 12, 13, 14, 15 and 16 of this Agreement shall, except as otherwise provided, survive the termination of this Agreement.

16.           GENERAL PROVISIONS

16.1           Within five (5) business days of the Effective Date, the parties shall issue a mutually agreed-upon joint press release regarding the execution of this Agreement and the Services Agreement and the business relationship entered into in connection therewith. The Parties hereby grant each other a world-wide, royalty-free, non-exclusive, non-sublicensable and non-transferable license to use their respective logos, trademarks, service marks, and/or word marks in advertising, marketing and promotional materials, including but not limited to their respective websites.

16.2           No Employment Relationship.  It is expressly understood and agreed that this Agreement does not establish a franchise relationship, partnership, principal-agent relationship or joint venture between Konica Minolta and Vendor. The parties are solely responsible for their respective employees, including terms of employment, wages, hours, required insurance, and daily direction and control.

16.3           Confidential Information.  Each party acknowledges that it may receive Confidential Information from the other party.  The receiving party agrees that all Confidential Information of the disclosing party shall be held in strict confidence and shall not be disclosed or used (a) except as required in order for the receiving party to fulfill its duties and obligations under this Agreement; or (b) without the express prior written consent of the disclosing party. Each party’s obligations with respect to the other party’s Confidential Information shall continue throughout the term of this Agreement and for a period of three (3) years thereafter. The term “Confidential Information” shall mean any and all information which is marked as confidential or proprietary by the disclosing party at the time of disclosure, or which if not marked nevertheless would customarily be understood to be confidential or proprietary to the disclosing party under the circumstances, including but not limited to any information regarding the Software (including any Upgrades or Enhancements thereof), technical information, marketing information, business affairs information, price lists, customer lists, forecasts, future product plans and strategies of the disclosing party.  “Confidential Information” shall not include information that is (a) already lawfully in the possession of the receiving party, as evidenced by the receiving party’s files and records immediately prior to the time of disclosure; (b) disclosed in published materials; (c) generally known to the public other than as a result of any breach of this Agreement by the receiving party; or (d) lawfully obtained from any third party that is not under any obligation to the disclosing party to keep such information confidential.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

16.4            No Waiver.  The failure of either party to exercise any right, or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same or any other term of the Agreement.

16.5           Notice.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or:  (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All such notices and communications will be sent to the following addresses unless an alternative address is provided by either party in writing:

If to Vendor:

Officeware Corporation
Attention:  Timothy Rice
3301 Airport Freeway, Suite 200
Bedford, Texas 76021
Facsimile:  ________________

With a copy (which shall not constitute notice) to:

Robert S. Hart
5424 Deloache Avenue
Dallas, Texas 75220
Facsimile:  214-696-3380

If to Konica Minolta:

Konica Minolta Business Solutions U.S.A., Inc.
Attention:  _______________
100 Williams Drive
Ramsey, New Jersey 07446
Facsimile:  ________________

16.6           Force Majeure.  Neither party shall be deemed in default of this Agreement to the extent that performance of their obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of materials or supplies, or any other causes beyond the control of such party provided that such party gives the other party written notice thereof properly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay.  In the event of such force majeure, the time of performance or cure shall be extended for a period equal to the duration of the force majeure, but in no event shall exceed three (3) months.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

16.7           Assignment.  Neither party may assign this Agreement, nor may either party delegate any duty or obligation hereunder, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required for any assignment occurring in connection with a change of control of either party.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, legal representatives, successors and permitted assigns.

16.8           Injunctive Relief.  The parties to this Agreement recognize that a remedy at law for a breach of the provisions of this Agreement relating to Confidential Information or use of trademark, copyright and other intellectual property rights will not be adequate for either party’s protection and, accordingly, both parties shall have the right to obtain, in addition to any other relief and remedies available to them, injunctive relief to enforce the provisions of this Agreement.

16.9           Severability.  In the event that a court of competent jurisdiction determines that any portion of the Agreement is unenforceable, void, invalid or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect as though such invalid provisions were deleted.

16.10           Attorneys’ Fees.  In the event a non-defaulting party requires the services of an attorney to enforce any provision of this Agreement, such non-defaulting party shall be entitled to recover its reasonable attorney’s fees, together with expenses and costs incurred in connection with enforcement.

16.11           Arbitration; Governing Law; Venue.  ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. §§ ET SEQ.).  EXCEPT TO THE EXTENT PROVIDED BY THE FEDERAL ARBITRATION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. §1051 ET SEQ.), OR OTHER APPLICABLE FEDERAL LAW, THE TERMS OF THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.  FOR ACTIONS THAT ARE NOT SUBJECT TO MANDATORY ARBITRATION UNDER THIS SECTION, THE PARTIES HERETO SUBMIT AND IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN DALLAS, TEXAS, AND AGREE NOT TO RAISE AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION BASED UPON FORUM NON CONVENIENS OR ANY OTHER OBJECTION SUCH PARTY MAY NOW HAVE OR HEREAFTER HAVE TO SUCH JURISDICTION OR VENUE.  FURTHER, NOTHING HEREIN CONTAINED SHALL BAR A PARTY’S RIGHT TO OBTAIN INJUNCTIVE RELIEF AGAINST THREATENED CONDUCT THAT WILL CAUSE IRREPARABLE HARM, UNDER THE USUAL EQUITY RULES INCLUDING THE

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

APPLICABLE RULES FOR OBTAINING SPECIFIC PERFORMANCE, RESTRAINING ORDERS AND PRELIMINARY INJUNCTIONS.  EXCEPT TO THE EXTENT A PARTY SEEKS INJUNCTIVE OR OTHER EQUITABLE RELIEF TO ENFORCE PROVISIONS OF THIS AGREEMENT, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT (A “DISPUTE”) SHALL BE RESOLVED BY ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES (THE “RULES”).  THE ARBITRATION SHALL BE COMMENCED BY WRITTEN REQUEST OF ANY PARTY, MADE IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THIS AGREEMENT, AND SHALL BE CONDUCTED BY A SINGLE ARBITRATOR APPOINTED IN ACCORDANCE WITH THE RULES IN THE ENGLISH LANGUAGE IN DALLAS, TEXAS, IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT.  THE AWARD OF THE ARBITRATOR MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.  THE PARTIES AGREE THAT IT IS ESSENTIAL THAT ANY DISPUTE BE RESOLVED AS RAPIDLY AS POSSIBLE.  TO THAT END, THE ARBITRATOR, BY ACCEPTING APPOINTMENT, UNDERTAKES TO EXERT HIS OR HER BEST EFFORTS TO CONDUCT THE PROCESS SO AS TO ISSUE AN AWARD WITHIN THREE MONTHS OF THE APPOINTMENT OF THE ARBITRATOR, BUT FAILURE TO MEET THAT TIMETABLE SHALL NOT AFFECT THE VALIDITY OF THE AWARD.  UNLESS THE PARTIES AGREE OTHERWISE AT THE TIME OF THE PROCEDURAL CONFERENCE WITH THE ARBITRATOR, THE ARBITRATION SHALL BE CONDUCTED ON THE FOLLOWING SCHEDULE: (A) THE ARBITRATOR SHALL CONVENE A PROCEDURAL CONFERENCE WITHIN ONE WEEK OF HIS OR HER APPOINTMENT, AT WHICH ALL DATES FOR THE ARBITRATION WILL BE ESTABLISHED, (B) THE PARTIES EXPECT THAT ANY ARBITRATION UNDER THIS AGREEMENT CAN BE CONDUCTED WITHOUT DISCOVERY; AT MOST, THE ARBITRATOR MAY PERMIT, FOR GOOD CAUSE SHOWN, VERY NARROW AND TARGETED REQUESTS FOR DOCUMENTS IN NO EVENT TO EXCEED THE DISCOVERY LIMITATIONS UNDER THE IBA RULES ON THE TAKING OF EVIDENCE IN INTERNATIONAL COMMERCIAL ARBITRATION, TO BE ADDRESSED BY ONE PARTY TO THE OTHER, ON A SCHEDULE TO BE SET BY THE ARBITRATOR, (C) AT THE PROCEDURAL CONFERENCE, THE ARBITRATOR SHALL FIX A DATE FOR SIMULTANEOUS SUBMISSIONS BY THE PARTIES NOT LATER THAN 30 DAYS AFTER THE DATE OF THE PROCEDURAL CONFERENCE; SUCH SUBMISSIONS SHALL SET FORTH THE CASE OF EACH PARTY IN THE FORM OF WRITTEN WITNESS STATEMENTS, DOCUMENTARY EVIDENCE, AND A BRIEF, (D) THE ARBITRATOR SHALL FIX A DATE FOR REPLY SUBMISSIONS BY EACH PARTY NOT LATER THAN TEN DAYS FOLLOWING THE PRINCIPAL SUBMISSIONS OF EACH PARTY, (E) THE ARBITRATOR SHALL SET A DATE FOR A HEARING OF ONE TO THREE DAYS TO PERMIT THE PARTIES TO CROSS EXAMINE WITNESSES WHOSE TESTIMONY IS PROFFERED BY ANOTHER PARTY AND TO HEAR ARGUMENT AND (F) THE ARBITRATOR SHALL ISSUE HIS OR HER AWARD WITHIN 30 DAYS OF THE HEARING.  IN ANY EVENT, THE ARBITRATOR (1) SHALL PERMIT EACH SIDE NO MORE THAN TWO DEPOSITIONS (INCLUDING ANY DEPOSITIONS OF EXPERTS), WHICH DEPOSITIONS MAY NOT EXCEED FOUR HOURS EACH, ONE SET OF TEN INTERROGATORIES (INCLUSIVE OF SUB-PARTS) AND ONE SET OF FIVE DOCUMENT REQUESTS (INCLUSIVE OF SUB-PARTS), (2) SHALL NOT PERMIT

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

ANY REQUESTS FOR ADMISSIONS, AND (3) SHALL LIMIT ANY HEARING TO, AT MOST, THREE DAYS.  WITHOUT LIMITATION OF THE FOREGOING, IN THE INTEREST OF TIME, THE ARBITRATION MAY DISPENSE WITH ANY FORMAL RULES OF EVIDENCE AND ALLOW HEARSAY TESTIMONY SO AS TO LIMIT THE NUMBER OF WITNESSES REQUIRED AND ACCEPT EVIDENCE OF ASSET VALUES WITHOUT FORMAL APPRAISALS AND UPON SUCH INFORMATION PROVIDED BY THE PARTIES OR OTHER PERSONS.  THE ARBITRATOR SHALL HAVE THE POWER IN THE AWARD TO ORDER EQUITABLE RELIEF, INCLUDING SPECIFIC PERFORMANCE. THE PARTIES AGREE THAT THE EXISTENCE OF ANY DISPUTE, ANY PROCEEDINGS TO RESOLVE SUCH DISPUTE, AND ALL SUBMISSIONS RECEIVED BY ANY PARTY FROM ANY OTHER PARTY IN CONNECTION WITH EITHER SHALL BE TREATED AS CONFIDENTIAL, AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT AS REQUIRED BY LAW, COMPELLED BY LEGAL PROCESS OR REQUIRED TO ENFORCE ANY AWARD OF THE ARBITRATOR.

16.12           Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT.  EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

16.13           Entire Agreement.  This Agreement, including all Attachments and Schedules, constitutes the entire Agreement and understanding of the parties and supersedes all prior and contemporaneous Agreements, understandings, negotiations and proposals, oral or written.  Section headings are provided for convenience purposes only and do not provide any modifications or substantive meaning to the terms and conditions of this Agreement. This Agreement may be amended or modified only by a subsequent Agreement in writing signed by each of the parties and may not be modified by course of conduct.

[Signature page follows.]

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KONICA MINOLTA		OFFICEWARE CORPORATION
BUSINESS SOLUTIONS U.S.A., INC.

By:	/s/ Sam Errigo	By:	/s/ Timothy M. Rice

Name:	Sam Errigo	Name:	Timothy M. Rice

Title:	Senior Vice President	Title:	President/CEO

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Attachment 1

Technical Support Requirements

Konica Minolta must provide the following minimum technical support to Customers:

1)           Telephone support available Monday through Friday from 8:00 a.m. - 8:00 p.m. EST  (Konica Minolta’s time zone) for purposes of answering questions regarding (a) the use of features, functionality, capabilities, and general usability of the Software, (b) Errors, messages, and notifications from the Software, and (c) Software or hardware settings, troubleshooting, and advanced use of the Software;
2)           Returning Customer support calls on the same day received;
3)           Maintaining a detailed call reporting and resolution log;
4)           Providing on-site support as required;
5)           Maintaining positive Customer relations; and
6)           Providing such other support as required in the applicable Software Maintenance Agreement.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Attachment 2

Software License Agreement

[See attached.]

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

End-User License Agreement

This End-User License Agreement (this “Agreement”) is entered into by and between you, the end user of the Software and Services (each as defined below) (“you”), and Konica Minolta Business Solutions U.S.A. (“Konica Minolta”), for the express benefit of the parties hereto and Officeware Corporation (“Officeware”).  Before using the Software, you should carefully read this Agreement.  By using the Software and Services, you are affirmatively indicating that you accept the terms and conditions of this Agreement.

In consideration of the mutual obligations herein made, and for other good and valuable consideration, the parties hereto agree as follows:

1. Grant of License; Non-Transferable Membership.  Subject to the terms of this Agreement, Konica Minolta grants you a limited, non-exclusive and non-transferable license to use the FilesAnywhere products and software (collectively, the “Software”) made available to you by Konica Minolta.  All rights related to the Software not expressly granted to you are retained. You shall use the Software only as specifically permitted by this license and in accordance with the requirements of applicable federal, state and local law.  You shall not modify, enhance or otherwise alter the Software without Konica Minolta’s express prior written consent and under Konica Minolta’s direct supervision.  You further agree not to alter, obscure or remove any copyright notices and other proprietary notices, regardless of form, contained in or affixed to the Software.  You must have a valid, registered user account to access the Software. The Software may only be accessed and used by those authorized individuals who are registered with Konica Minolta. Your password may be maintained by you as often as you like, however this password is non-transferable and your account may not be shared for other individuals to use. Upon termination of your membership subscription by non-payment, cancellation or suspension of service, this Agreement will automatically terminate and the license to use the Software under this Agreement shall be permanently revoked. YOU AGREE THAT YOUR ACCOUNT PASSWORD MUST BE KEPT PRIVATE AND MAY NOT BE USED BY ANY OTHER INDIVIDUAL OR AUTOMATED PROCESS TO ACCESS YOUR ACCOUNT UNLESS THEY ALSO HAVE AN ASSIGNED USER LICENSE OR "SUBACCOUNT" USER LICENSE.  This includes access via Web, FTP, Secure FTP or WebDAV protocols.  You hereby grant Konica Minolta and Officeware a world-wide, royalty-free, non-exclusive, non-sublicensable and non-transferable license to use your logos, trademarks, service marks, and/or word marks in such parties’ advertising, marketing and promotional materials, including but not limited to such parties’ website.

2. Scope of Services. The services provided by Konica Minolta (the “Services”) include all online virtual data room, offline services and any related support services that Konica Minolta makes available to you in accordance with the license. Konica Minolta shall host your documents and files made available to Konica Minolta or its platform (the “Materials”) in a secure site and in accordance with a customary service level. Konica Minolta shall keep all Materials supplied by the customer confidential, secure, and in accordance with those standards required by under ISO 27002 (Security) and SSAE16 SOC3; and ensure that all Konica Minolta personnel having access to Materials are required to maintain the confidentiality and security of those Materials. In the event that you require any additional services not provided for herein, Konica Minolta may provide such additional services upon mutual written agreement with you. All such additional services that Konica Minolta agrees to provide will be subject to this Agreement and any order or work statement applicable thereto.

3. No Liability for Data Stored. Konica Minolta and Officeware assume no liability for the content of any of the data which is stored through your use of the Software and the Services, be it obscene, offensive, illegal, or if it is an infringement of property rights of anyone. Individual users are solely responsible for the file content they upload and store.  You warrant and represent that you own or otherwise control all of the intellectual property rights necessary for the data you store using the Software and Services.

4. Individual Account Security, Privacy, and Personal Use. You agree that you are the only person responsible for the security and confidentiality of your passwords or other identifiers required to be used in order to access the site and Konica Minolta is not responsible for such security or confidentiality.  Furthermore, you are entirely responsible for any and all activities that occur under your account.  You agree to notify Konica Minolta immediately of any unauthorized use of your account or any other breach of security.  Konica Minolta and Officeware will not be liable for any loss that you may incur as a result of someone else using your password or account, either with or without your knowledge.  However, you could be held liable for losses incurred by Konica Minolta, Officeware or another party due to someone else using your account or password.  You may not use anyone else’s account at any time without the permission of the account holder.

5. Term. This Agreement shall commence as of the Effective Date and continue in effect thereafter until superseded or otherwise terminated in accordance with this Agreement (the “Term”).  Each of the Services ordered shall be provided for the term specified by you in your initial order (the “Initial Term”).  After the expiration of the Initial Term, this Agreement will be extended and automatically renew for the same amount of time as the Initial Term until either party terminates this Agreement in accordance with the provisions set forth in this Agreement.  Each extension and automatic renewal shall be deemed a “Renewal Term.”  This Agreement may not be terminated by you during the Initial Term or during a Renewal Term unless such termination is to be effective on the last day of such Initial Term or Renewal Term, as the case may be, such that no extension or automatic renewal will take place.  You acknowledge and agree that your commitment to each Initial Term and Renewal Term is an important factor in Konica Minolta’s decision to agree to the pricing in this Agreement.  However, you may terminate the Agreement prior to the end of the applicable Initial Term or Renewal Term if you (i) notify Konica Minolta at least thirty (30) days before the effective date of such termination and (ii) pay Konica Minolta all amounts already invoiced plus all amounts due under this Agreement through the end of the current Initial Term or Renewal Term, as the case may be, such that 100% of all remaining amounts due for the remainder of such Initial Term or Renewal Term are paid (the “Early Cancellation Fee”).  In the event of your breach of this Agreement, Konica Minolta may at any time immediately terminate this Agreement by providing notice to you of such termination.  If Konica Minolta terminates this Agreement for your breach, you shall pay the Early Cancellation Fee in addition to, and not instead of, any other remedies provided elsewhere in this Agreement, or by law, including without limitation Konica Minolta’s right to seek injunctive relief and to sue for damages.  Upon termination of this Agreement, (a) you agree to immediately cease using the Software and Services and (b) Konica Minolta shall provide you with the information, assistance, and cooperation, as may be reasonably required, to assure an orderly return or transfer of your Materials to you or your designee.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

6. Disclaimer of Warranties.  KONICA MINOLTA AND OFFICEWARE ARE NOT RESPONSIBLE FOR ANY LOSS OF DATA DUE TO TRANSMISSION ERROR, CLIENT SOFTWARE ERROR, SERVER SOFTWARE ERROR, USER ERROR, OR ANY OTHER CAUSE.  DUE TO THE NATURE OF THE INTERNET AND THE ONLINE BACKUP SERVICE, IT IS STRONGLY RECOMMENDED THAT YOU PERFORM ROUTINE TESTS OF THE FILE RESTORE FEATURES AND FAMILIARIZE YOURSELF WITH THE COMPLETE OPERATION OF THE BACKUP SOFTWARE BEFORE AN EMERGENCY SITUATION ARISES. YOU AGREE THAT NO WARRANTY IS MADE WITH RESPECT TO THE SOFTWARE AND SERVICES AND SUCH SOFTWARE AND SERVICES ARE "AS IS" AND "AS AVAILABLE" ONLY. The FilesAnywhere system is not intended to be the sole backup location for any data; users are responsible for backing up their own data files to a location other than FilesAnywhere. You assume all risks associated with accepting a service of this kind. TO THE EXTENT PERMITTED BY APPLICABLE LAW, KONICA MINOLTA AND OFFICEWARE EXPRESSLY DISCLAIM EVERY TYPE OF WARRANTY WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Konica Minolta and Officeware make no warranty that the Software and Services will meet your requirements or will be uninterrupted, timely, secure or error-free.  Konica Minolta and Officeware shall have no responsibility for damage done to your property as a result of your unauthorized use, misuse, unauthorized modifications, neglect, or by accident, fire, power surge or failure, other hazard, or force majeure, of the Software or the FilesAnywhere system. In addition, Konica Minolta and Officeware do not make any warranty for any goods which are purchased through FilesAnywhere.

7. Confidentiality. Konica Minolta shall keep all your confidential and proprietary information, including the Materials (“Confidential Information”), in strict confidence and shall exercise at least the same degree of care with respect to your Confidential Information that Konica Minolta exercises to protect its own confidential or proprietary information; and, at a minimum, Konica Minolta shall adopt, maintain, and follow security practices and procedures that are sufficient to safeguard your Confidential Information from any (i) unauthorized disclosure, access, use or modification; (ii) misappropriation, theft, destruction, or loss; or (iii) inability to account for such Confidential Information.  Without limiting the generality of the foregoing, Konica Minolta shall only use or reproduce your Confidential Information to the extent necessary to enable Konica Minolta to fulfill its obligations under this Agreement.  In addition, Konica Minolta will only disclose your Confidential Information to its personnel who have a “need to know” such Confidential Information (and only to the extent necessary) in order to fulfill the purposes contemplated by the Agreement.  Konica Minolta shall ensure that each of its personnel who will be providing Services for you shall be bound to uphold the obligations of confidentiality set forth herein. Konica Minolta shall notify you promptly of any confidentiality breach that it becomes aware of, and shall promptly take all necessary and advisable corrective actions, and shall cooperate fully with you in all reasonable and lawful efforts to prevent, mitigate, or rectify such breach.  You acknowledge that the Software and Services embody trade secrets of Konica Minolta and Officeware, and you agree that you (and, if applicable, your directors, officers, employees, agents, and contractors) will not disclose any such trade secrets to any other party without the prior written consent of Konica Minolta or Officeware, as applicable.

8. Limitation of Liability. To the extent permitted by applicable law, you also agree that Konica Minolta and Officeware will not be liable for any special, direct, consequential, indirect, punitive, or incidental damages which result from use, cost, errors, security breaches, or anything else related to the use of the Software or Services.  These excluded damages include, but are not limited to, loss of data, loss of goodwill, loss of profits, loss of savings, loss of use, interruption of business, or other economic loss.  Konica Minolta’s and Officeware’s aggregate liability and your exclusive remedy under this agreement, for any claim, whether in contract (including breach of warranty) or tort (including negligence) shall be limited to 100% of the amount paid by you under this Agreement.  The existence of more than one claim will not enlarge or extend these limits.

9. US Laws. When using the Software, you agree to follow U.S. laws regarding transmitting data and not to make illegal use of the Software or use it for purposes which are illegal. The Software and Services, including technical data and data you store, are subject to U.S. export control laws, including the International Emergency Economic Powers Act and the U.S. Export Administration Act and their associated regulations, and may be subject to export or import regulations in other countries.  You acknowledge and agree to comply strictly with all such regulations and acknowledge that you have the responsibility to obtain licenses to export, re-export, or import such data.  Further, you agree not to use the FilesAnywhere system for transmitting vulgar, obscene, harmful, libelous, abusive, or unlawful material. You agree not to attempt to gain access to other computer systems. You agree not to interfere with any other end user’s use and enjoyment of the Software and Services. You agree to not transmit anything over the FilesAnywhere system which could cause civil liability against anyone or break applicable international regulations, international laws, national laws, national regulations, state laws, state regulations, or local laws, or local regulations.

10.  Use of Service.  In connection with any file uploads, shared folders, published MediaLinks™, emailed file attachments, or FileShare™ links, you further agree that you will not: (i) submit material to the service or distribute material from the service, whether it by via uploading, GroupShare™ folders, email file attachments, FileShare links, MediaLinks, or any other feature provided by the service, that is copyrighted, protected by trade secret or otherwise subject to third party proprietary rights, including privacy and publicity rights, unless you are the owner of such rights or have permission from their rightful owner to post the material and to grant to Konica Minolta all of the license rights granted herein; (ii) publish falsehoods or misrepresentations that could damage Konica Minolta, Officeware or any third party; (iii) submit material that is unlawful, obscene, defamatory, libelous, threatening, pornographic, harassing, hateful, racially or ethnically offensive, or encourages conduct that would be considered a criminal offense, give rise to civil liability, violate any law, or is otherwise inappropriate; (iv) post advertisements or solicitations of business; or (v) impersonate another person.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Konica Minolta does not endorse any user-supplied content or guest-supplied content or uploaded material or any opinion, recommendation, or advice expressed therein, and Konica Minolta and Officeware expressly disclaim any and all liability in connection with user-supplied content or guest-supplied content or uploaded material.  Konica Minolta does not monitor your use of the Software and Services.  However, Konica Minolta reserves the right to review data and use and to remove any materials in its sole discretion.  Konica Minolta does not permit copyright infringing activities and infringement of intellectual property rights on its website, and Konica Minolta will remove all user-supplied content or guest-supplied content or uploaded material if properly notified that such content infringes on another's intellectual property rights. Konica Minolta reserves the right to remove such content without prior notice. Konica Minolta may also terminate this Agreement and the license conveyed hereby if you are determined to be a repeat infringer. You are a repeat infringer if you have been notified of infringing activity more than twice and/or have had such content removed from the service more than twice. Konica Minolta also reserves the right to decide whether user-supplied content or guest-supplied content or uploaded material is appropriate and complies with this Agreement for violations other than copyright infringement and violations of intellectual property law such as, but not limited to, pornography, obscene or defamatory material, material that may be offensive, content having excessive file size or excessive use which puts an excessive load on the servers to the detriment of other end users, or MediaLinks that have been unused for a period of one year or longer. Konica Minolta may remove such uploaded material or links and/or terminate a user's access for uploading such material in violation of this Agreement at any time, without prior notice and at its sole discretion.

[In particular, if you are a copyright owner or an agent thereof and believe that any material uploaded by an end user or guest of an end user or other content infringes upon your copyrights, you may submit a notification pursuant to the Digital Millennium Copyright Act ("DMCA") to Konica Mionlta’s Designated Copyright Agent (see 17 U.S.C 512(c)(3) for further detail).]

11.  Indemnification. You agree to indemnify and hold Konica Minolta and Officeware and their respective affiliates, officers, stockholders, agents, representatives and employees harmless from any type of demand or any type of claim which is made by any third party and any loss resulting therefrom, including but not limited to reasonable attorneys’ fees and litigation expenses, which arises as a result of (i) your use of the Software and Services, (ii) your breach of any term or condition of this Agreement, (iii) your violation of applicable laws, rules or regulations in connection with the Software or Services, (iv) any representations and warranties made by you concerning any aspect of the Software or Services, (v) violations of your obligations of privacy to any third party, or (vi) any claims with respect to acts or omissions in connection with the Software or Services.  Such indemnification shall also include other users of the Software or Services using your computer or your account.

12. Sole Responsibility for Data, Account Termination. You agree to be solely and completely responsible for all of your transmissions onto and off of your FilesAnywhere account, and the contents of those transmissions. Konica Minolta may terminate your access to the FilesAnywhere system at any time in the event that you commit a breach of this Agreement. In such event, you agree you may not have permission to access your files on the FilesAnywhere system and your files may be permanently removed from Konica Minolta’s servers. In such event, Konica Minolta is not obligated to give you access to any data which you have uploaded or inserted into the FilesAnywhere system in any way. You agree that Konica Minolta is not obligated in any way to refund any portion of monies paid for a subscription service period if the account is terminated due to your breach of this Agreement.
13. Advertisements. Konica Minolta and Officeware assume no liability for anything which is perceived by you in advertisements in FilesAnywhere, or any actions which are taken or not taken as a result of those advertisements, and any contact which you have with the advertisers.

14. Intellectual Property. By registering with this service, you understand and agree that all content created by Konica Minolta or Officeware for the FilesAnywhere system, as well as all software that supports such system, is protected by trademarks, copyright, service marks, or other property rights and laws, and title to such content and software, including all copies thereof, shall be in and remain with Konica Minolta or Officeware. You agree that you will not “unlock,” decompile, reverse engineer, disassemble, or otherwise translate the binary or object code versions of the Software or Services to human-readable form nor permit any person or entity under your control to do so.  Therefore, you must have appropriate authorization before reproducing, distributing, copying, or taking and changing any of these contents. Further, your use of the FilesAnywhere system must be in accord with and governed by all appropriate state, federal, local, international, and national laws and regulations.

15. Applicable Laws. If any provision contained in this Agreement is found by the appropriate legal jurisdiction and authority to be in violation of the relevant law, such provisions  shall be interpreted as close to their original meaning as possible and the provisions which are not in violation of such law shall remain in full force and effect.  By using the Software or Services, you agree that the laws of the state of New York, without regard to principles of conflict of laws, will govern this Agreement and any dispute of any sort that might arise between you and Konica Minolta or Officeware.

16. Enforcement. If any party fails to act on any of the terms of this Agreement, such failure shall not be construed as a waiver of any provision unless such party agrees to any such waiver in writing.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

17. Automatic Upgrade for Excess Storage Used. IF THE TOTAL SIZE OF YOUR FILESANYWHERE ACCOUNT EXCEEDS THE CURRENT PLAN SIZE PURCHASED, A NOTICE WILL BE EMAILED TO YOUR REGISTERED EMAIL REQUESTING THAT ACTION BE TAKEN TO CORRECT THE OVERAGE WITHIN 10 BUSINESS DAYS FROM THE DATE OF SUCH NOTICE.  IN SUCH AN EVENT, EITHER AN UPGRADE MUST BE PERFORMED OR FILES MUST BE DELETED BY YOU TO BRING THE SPACE USED DOWN TO AT OR BELOW THE MAXIMUM STORAGE PURCHASED (THE CURRENT PLAN SIZE).  IF NO ACTION IS TAKEN BY YOU WITHIN THIS 10 DAY PERIOD, YOUR ACCOUNT WILL BE AUTOMATICALLY CHARGED FOR THE ADDITIONAL STORAGE SPACE AND YOUR RECURRING PLAN WILL BE UPGRADED TO THE NEXT LARGEST PLAN THAT ACCOMMODATES THIS STORAGE SPACE. KONICA MINOLTA IS NOT RESPONSIBLE FOR EMAIL RECEPTION; THEREFORE YOU ARE RESPONSIBLE FOR KEEPING TRACK OF THE SIZE OF YOUR STORAGE USED.

18. Fees.  [KM to insert desired fee language and payment provisions]

19. Third-Party Beneficiary. You acknowledge and agree that Officeware is an intended third-party beneficiary of this Agreement with full rights to enforce the provisions hereof, and your obligations and covenants under this Agreement are expressly intended to benefit Officeware.

20. Miscellaneous.

You may, with written notice to Konica Minolta, assign this Agreement or any of your rights or interests hereunder, to (i) an affiliate, (ii) your successor pursuant to a merger, reorganization, consolidation or sale, or (iii) an entity that acquires all or substantially all of that portion of your assets or business for which the Software and Services hereunder were acquired or are then being used.  Konica Minolta may assign this Agreement, or any of its rights or interests hereunder, at any time to (i) an affiliate, (ii) its successor pursuant to a merger, reorganization, consolidation or sale, or (iii) an entity that acquires all or substantially all of its assets.  This Agreement shall be binding upon, and shall inure to the benefit of, the legal successors and permitted assigns of the Parties.

(ii) Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between the parties.

(iii) This Agreement contains the entire agreement between the parties with respect to its subject matter and may not be modified except by an instrument in writing signed by the duly authorized representatives of the parties.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Attachment 3

Purchase Order Guidelines

All Konica Minolta Purchase Orders must include the following:

1)	Konica Minolta “Bill To” Address;
2)	Konica Minolta “Ship To” Address;
3)	Konica Minolta Contact Name;
4)	Konica Minolta Email Address;
5)	Konica Minolta Phone Number;
6)	Number of Licenses or Users;
7)	Requested installation date;
8)	Purchase Order numbered and signed;
9)	Resale Number or federal, state and local sales tax charges (i.e., tax percent);
10)	Installation and Support Charges (if any);
11)	Any additional expenses; and
12)	Site Detail:
a)	Konica Minolta Sales Representative (Name, Email and Phone Contact)
b)	Customer Company Name
c)	Site Name
d)	Customer Contact Person
e)	Customer Contact Email
f)	Customer Contact Phone Number
g)	Billing Period (beginning and ending dates)
h)	Total Users
i)	Total Storage (GB)
j)	Customer DUNS Number

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Schedule A

Software License and Services Fee Schedule

1.	Initial installation and set-up fee of $[**REDACTED**] (as set forth in Section 3.1 of the Agreement)
2.	License and Support Fees:
a.	License Pricing:
i.	Monthly Software License Fee per End User during the first year of the Agreement:
1.	For the first [**REDACTED**] End Users: $[**REDACTED**] per End User
2.	For End Users [**REDACTED**] – [**REDACTED**]: $[**REDACTED**] per End User
3.	For End Users [**REDACTED**] – [**REDACTED**]: $[**REDACTED**] per End User
4.	For each End User in excess of [**REDACTED**]: $[**REDACTED**] per End User
ii.	Monthly Software License Fee per End User during the second and third year of the Agreement (and any successive years):
1.	$[**REDACTED**] per End User, provided that the total number of End Users does not drop below [**REDACTED**].
2.
If the total number of End Users drops below [**REDACTED**] at any time during the Agreement, the monthly Software License Fee per End User will revert to the fee schedule set forth in Section 2(a)(i) of this Software License and Services Fee Schedule.

iii.	Third-party fees as set forth in Schedule E.
b.	Support Pricing:
i.	Apps Integration (iPhone and Android): Included
ii.	Monthly Software Maintenance Fee: [**REDACTED**]% of calculated monthly revenue under the Agreement (whichever is greater)
3.	Sales Support Fee:
a.	$[**REDACTED**] per month during the first six months.
b.
After the first six months, (i) $[**REDACTED**] per month for the time period during which the number of paid End Users is less than [**REDACTED**] and (ii) $[**REDACTED**] per month for the time period during which the number of paid End Users is [**REDACTED**] or more.

*Additional production data centers will be subject to a separate Scope of Work agreed to between the parties.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Schedule B

Vendor Managed Solution:

Vendor will cause the then-current version of the Software (including all features of the Software desired by Konica Minolta) to be installed on hardware that is physically located on Konica Minolta’s premises or, at Konica Minolta’s discretion, the premises of a subsidiary of Konica Minolta.  Vendor will cause all applications and data related to the Software to be hosted on such hardware.  Vendor shall provide the administration and management of the Software, and Vendor shall generate daily reports in substantially the form attached as Schedule F.  Notwithstanding the foregoing, (a) Konica Minolta will be responsible for obtaining the hardware and all third-party software licensing and installation fees required in order to implement the actions contemplated herein, and (b) maintaining the functionality of such hardware.

KM Managed Solution:

Vendor shall take all actions reasonably necessary to cause the administration and management of the Software to be assumed by Konica Minolta, with specifics of the backoffice billing functionality and any integration of Konica Monica information systems to be determined in a separate Statement of Work negotiated by both parties after the Effective Date.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Schedule C

Software Maintenance and Services Agreement

[See attached.]

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

SOFTWARE MAINTENANCE AND SERVICES AGREEMENT

This SOFTWARE MAINTENANCE AND SERVICES AGREEMENT (this “Agreement”) is made and entered into on this ___ day of ___________, 2014 (the “Effective Date”), by and between Konica Minolta Business Solutions U.S.A., Inc., a New York corporation with an office at 100 Williams Drive, Ramsey, NJ 07446 (“Konica Minolta”), and Officeware Corporation, a Texas corporation (d/b/a FilesAnywhere.com) with an office at 3301 State Hwy 183 Suite 200, Bedford, TX 76021 (“Vendor”).

WHEREAS, simultaneously with the execution of this Agreement, Konica Minolta and Vendor are entering into that certain Software Reseller and License Agreement (the “Reseller Agreement”); and

WHEREAS, in connection with the Reseller Agreement, Konica Minolta and Vendor desire to set forth the terms of Vendor’s maintenance of the Software (as defined in the Reseller Agreement) and provision of services related to the Software to Konica Minolta.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Vendor and Konica Minolta agree as follows:

1.	DEFINITIONS

1.1.           Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to such terms in the Reseller Agreement.

1.2.           “Enhancement” means any modification or addition that, when made or added to the Software, materially changes its utility, efficiency, functional capability, or application, but that does not constitute solely an Error Correction. Enhancements may be designated by Vendor as minor or major, depending on Vendor's assessment of their value and of the function added to the preexisting Software.

1.3.           “Error Correction” means either a modification or an addition that, when made or added to the Software, establishes material conformity of the Software to the functional specifications, or a procedure or routine that, when observed in the regular operation of the Software, eliminates the practical adverse effect on Customer of such nonconformity.

1.4.           “Error” means any defect or condition inherent in the Software that causes the Software to fail to perform in accordance with the current Documentation published by Vendor.  However, any nonconformity resulting from Customer’s misuse, improper use, alteration, or damage of the Software, or Customer's combining or merging the Software with any hardware or software not supplied or identified as compatible by Vendor, shall not be considered an Error.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.5.           “Releases” mean new versions of the Software, which may include both Error Corrections and Enhancements. Such Releases may be provided either as patches to or complete replacement of the Software.  A “generally available” release is a release which is available to the public at large. Releases do not include new products, optional enhancements or new or add-on products that are priced and sold separately by Vendor.  Vendor is the sole determiner of the availability and designation of a Release.

2.	SCOPE OF SERVICES

2.1.           Maintenance Services.  During the term of this Agreement, Vendor shall provide maintenance services to Konica Minolta in support of the Software.  Such maintenance services shall include both technical support services and software Releases.

2.2.           Support.  Subject to the terms and conditions of this Agreement, Vendor shall provide Konica Minolta with support services as described in this section, provided all Software Maintenance Fees are current.

2.2.1.           Scope.  Vendor shall provide to Konica Minolta Secondary Support for the Software and make reasonable consulting services, technical advice and training available to Konica Minolta.  Consulting and training services may be provided by telephone or online.  Consulting and training services will be provided at such times as are mutually agreed upon by the parties.

2.2.2.           Support Hours.  Vendor shall maintain standard service hours between 8:00 am to 8:00 pm Eastern Time Monday to Friday, excluding all public holidays.

2.2.3.           Telephone Support. Vendor shall provide a support telephone line to respond to support requests. The support telephone line shall be staffed during the hours of 8:00 am to 8:00 pm Eastern Time Monday to Friday, excluding all public holidays (“Support Hours”).

2.2.4.           E-mail Support. Vendor shall provide e-mail support during Support Hours, which will be provided via the following email address: vipsupport@filesanywhere.com.

2.2.5.           Support Requests Outside Standard Service Hours.  Should the technical support issues raised to Konica Minolta by any Customer occur outside of standard service hours, Konica Minolta may either (i) place a voicemail or email request with Vendor, which Vendor will use its reasonable best efforts to respond to within two hours of the start of the next normal business day, or (ii) contact Vendor 24 hours per day, 7 days per week, by calling Vendor’s regular telephone technical support number and using Vendor’s after-hours paging system.  If Konica Minolta utilizes Vendor’s after-hours paging system, Vendor’s designated support engineer on call will contact Konica Minolta regarding the technical support issue within a reasonable time (usually not more than 3 hours) after the page.  Konica Minolta shall pay Vendor for such after-hours services at the rate of $250 per hour (with a minimum charge of one hour per call) solely for initial requests not previously brought to the attention of Vendor.  If the support is for any ongoing incident, the issue shall be resolved based on the availability of the system and resources and the severity of the issue; provided that such support for ongoing incidents shall be provided by Vendor at no charge to Konica Minolta.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

2.2.6           On-site Support.  Should on-site support be required, Konica Minolta shall pay Vendor for such on-site support at the rate of $150.00 per hour; provided, that if such on-site support is required due to Vendor’s acts or omissions or due to any Error in Vendor’s Software or other products and offerings, such rate shall be waived and such support shall be performed at no charge to Konica Minolta.  Konica Minolta shall also reimburse Vendor for any travel expenses incurred by Vendor in connection with such on-site support to the extent such expenses do not exceed Konica Minolta’s travel and expense policies.

2.2.7.           Customer Support.  Vendor will provide Customer support as set forth in the Reseller Agreement.

2.3           Error Reporting Procedures.  Konica Minolta shall notify Vendor of each Error by telephone or email in accordance with Section 2.2.  An Error will not be deemed to be reported unless and until Konica Minolta has placed a service request with Vendor regarding the Error.

2.4           Software Releases. As part of its maintenance services, Vendor may provide periodic Software Releases.

2.4.1.           Maintenance Releases.  From time to time, Vendor may provide periodic maintenance Releases.  Maintenance Releases are generally available Releases of Software that only provide Error Corrections.  Such a Release shall be denoted by a change in the digit to the right of the second decimal point (for example, 3.0.0 to 3.0.1).

2.4.2.           Minor Releases.  From time to time, Vendor may also provide periodic minor Releases.  A minor Release is a generally available Release of the Software that provides Enhancements designated minor by the Vendor, as well as bug fixes (Error Corrections).  Such a Release shall be denoted by a change in the digit to the right of the first decimal point (for example, 3.0 to 3.1).

2.4.3.           Major Releases.  From time to time, Vendor may also provide periodic major Releases.  Major Releases are generally available Releases of the Software that provide Enhancements designated major by Vendor, as well as minor new Enhancements and Error Corrections.  Such a Release is denoted by a change in the digit to the left of the first decimal point (for example, 3.0 to 4.0).

2.5.           Limitations on Scope of Services.

2.5.1.           Vendor shall have no obligation to provide Releases or Support for the Software to Konica Minolta except as set forth in this Agreement and the Reseller Agreement, including all of its Attachments and Schedules (the “Agreements”). Vendor shall not have any responsibility to develop subsequent components for the Software or additional processes for Konica Minolta, except as explicitly set forth in the Agreements.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

2.5.2.           Vendor shall have the obligation to use its commercially reasonable efforts to fix Errors in the Software within a specific time duration as mutually agreed upon by both parties.

2.5.3.           Customer rights and obligations concerning the use of any Releases (including, but not limited to, Error Corrections, Enhancements, or any other programming provided by Vendor relating to the Software) shall be as provided under the Software License Agreement between Customer and Konica Minolta. Vendor shall have sole and exclusive ownership of all right, title, and interest in and to such works (including ownership of all copyrights and other intellectual property rights pertaining thereto), subject only to the license expressly granted to Customer therein.

2.5.4.           Maintenance services do not include: (a) development of custom computer programs, (b) repairs or service relating to any third party software or hardware, or (c) hardware modifications or changes to existing hardware configurations outside the scope of warranty support.

2.6           Software Maintenance Fees.  As consideration for the maintenance services provided by Vendor under this Agreement, Konica Minolta will pay Vendor the Software Maintenance Fee set forth in Software Licenses and Services Fee Schedule attached as Scheduled A to the Reseller Agreement.

3.	WARRANTIES AND LIMITATIONS OF LIABILITY

3.1.           Limited Maintenance Services Warranty.     Vendor warrants, for a period of ninety (90) days following the performance of the applicable maintenance service, that such maintenance services will be performed in a professional manner and in a manner that is at least equal to applicable industry standards prevailing at the time of performance.  Vendor’s entire liability and Konica Minolta’s exclusive remedy under this limited warranty is, at Vendor’s option, either (a) return of the Software Maintenance Fees paid by Konica Minolta with respect to the annual maintenance period during which such maintenance services were performed; or (b) re-performance of such maintenance services in a manner that conforms with the foregoing limited warranty.  Any maintenance services that are re-performed will be warranted in accordance with the terms and conditions of this Section for the remainder of the original warranty period or thirty (30) days, whichever is longer.

3.2.           Warranty Disclaimer and Limitation of Liability.  KONICA MINOLTA ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE RESELLER AGREEMENT, VENDOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY TO CUSTOMER OR KONICA MINOLTA REGARDING THE MAINTENANCE SERVICES.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, VENDOR DISCLAIMS ANY IMPLIED WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY WITH RESPECT TO MERCHANTABILITY OF THE MAINTENANCE SERVICES OR FITNESS OF THE MAINTENANCE SERVICES FOR A PARTICULAR PURPOSE. THE PARTIES WILL NOT BE LIABLE FOR EXEMPLARY, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHICH ARISE DIRECTLY OR INDIRECTLY OUT OF THE PURCHASE, SALE, USE OF AND/OR INABILITY TO USE THE MAINTENANCE SERVICES, WHETHER SUCH DAMAGES ARE BASED UPON CONTRACT, TORT, INTENTIONAL CONDUCT, EQUITY OR PURSUANT TO SOME OTHER THEORY, INCLUDING, WITHOUT LIMITATION, BREACH OF WARRANTY, NEGLIGENCE OR STRICT LIABILITY, WHETHER THE POSSIBILITY OF SUCH DAMAGES WAS MADE KNOWN TO OR WAS FORESEEABLE BY VENDOR OR KONICA MINOLTA AND WHETHER SUCH DAMAGES ARE ASSERTED BY VENDOR, KONICA MINOLTA, A CUSTOMER OR SOME OTHER PARTY.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

3.3.           THE PARTIES’ MAXIMUM AGGREGATE LIABILITY UNDER ANY LEGAL THEORY (INCLUDING ITS OWN NEGLIGENCE) FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY OUT OF THE PURCHASE, SALE, USE OF AND/OR INABILITY TO USE THE MAINTENANCE SERVICES WILL NOT IN ANY EVENT EXCEED THE LESSER OF (a) THE ACTUAL DAMAGES SUFFERED BY THE AGGRIEVED PARTY OR (b) AN AMOUNT EQUAL TO THE SOFTWARE MAINTENANCE FEES PAID BY KONICA MINOLTA TO VENDOR WITH RESPECT TO THE ANNUAL PERIOD DURING WHICH THE APPLICABLE CLAIM FOR DAMAGES FIRST ACCRUED.

3.4.           KONICA MINOLTA ACKNOWLEDGES THAT THE PRICING OF THE MAINTENANCE SERVICES REFLECTS THE INTENT OF THE PARTIES TO LIMIT VENDOR’S LIABILITY AS PROVIDED HEREIN. THE LIMITATIONS OF LIABILITY SET FORTH HEREIN ARE INTENDED TO LIMIT VENDOR’S LIABILITY AND WILL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

4.	TERM AND TERMINATION

4.1.           Term.   This Agreement shall take effect on the Effective Date and shall terminate immediately upon the termination of the Reseller Agreement.

4.2.           Outstanding Payments. Upon termination of this Agreement, Konica Minolta shall pay any and all undisputed sums then owing to Vendor hereunder within thirty (30) business days from the effective date of termination.

4.3.           Support After Termination.  Provided that (i) the applicable Software Maintenance Fees and Software License Fees are being paid in accordance with the Agreements, (ii) the total number of End Users is at least 10,000 and (iii) such End Users continue to upgrade to the most recent version of the Software (if so requested by Vendor), Vendor shall continue to provide the Services to Konica Minolta for a period of up to five (5) years after the date of termination or until the expiration or termination of all agreements between Customers and Konica Minolta active at the time of termination of the Reseller Agreement, whichever is longer.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

4.4           Return or Transfer of Data Upon Termination.  Within thirty (30) business days after the termination of this Agreement, Vendor shall provide for the return or transfer to Konica Minolta of all Customer data and information stored by Vendor and any equipment owned by Konica Minolta that is in Vendor’s possession.  Konica Minolta agrees to pay Vendor’s regular hourly rate of $100 per hour for Vendor’s performance of such transfer services.  Notwithstanding the foregoing, Vendor may retain any Customer data and information required in order to continue to provide the Services to Konica Minolta pursuant to Section 4.3.

5.	MISCELLANEOUS

5.1.           No Waiver.  The failure of either party to exercise any right, or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same or any other term of the Agreement.

5.2.           Notice.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or:  (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All such notices and communications will be sent to the following addresses:

If to Vendor:

Officeware Corporation
Attention:  Timothy Rice
3301 Airport Freeway, Suite 200
Bedford, Texas 76021
Facsimile:  469-398-0900

With a copy (which shall not constitute notice) to:

Robert S. Hart
5424 Deloache Avenue
Dallas, Texas 75220
Facsimile:  214-696-3380

If to Konica Minolta:

Konica Minolta Business Solutions U.S.A., Inc.
Attention:  _______________
100 Williams Drive
Ramsey, New Jersey 07446
Facsimile:  ________________

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

5.3.           Assignment.  Neither party may assign this Agreement, nor may either party delegate any duty or obligation hereunder, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required for any assignment occurring in connection with a change of control of either party.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, legal representatives, successors and permitted assigns.

5.4.           Injunctive Relief.  The parties to this Agreement recognize that a remedy at law for a breach of the provisions of this Agreement relating to Confidential Information or use of trademark, copyright and other intellectual property rights will not be adequate for either party’s protection and, accordingly, both parties shall have the right to obtain, in addition to any other relief and remedies available to them, injunctive relief to enforce the provisions of this Agreement.

5.5.           Severability.  In the event that a court of competent jurisdiction determines that any portion of the Agreement is unenforceable, void, invalid or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect as though such invalid provisions were deleted.

5.6.           Attorneys’ Fees.  In the event a non-defaulting party requires the services of an attorney to enforce any provision of this Agreement, such non-defaulting party shall be entitled to recover its reasonable attorney’s fees, together with expenses and costs incurred in connection with enforcement.

5.7.           Arbitration; Governing Law; Venue.  ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. §§ ET SEQ.).  EXCEPT TO THE EXTENT PROVIDED BY THE FEDERAL ARBITRATION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. §1051 ET SEQ.), OR OTHER APPLICABLE FEDERAL LAW, THE TERMS OF THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.  FOR ACTIONS THAT ARE NOT SUBJECT TO MANDATORY ARBITRATION UNDER THIS SECTION, THE PARTIES HERETO SUBMIT AND IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN DALLAS, TEXAS, AND AGREE NOT TO RAISE AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION BASED UPON FORUM NON CONVENIENS OR ANY OTHER OBJECTION SUCH PARTY MAY NOW HAVE OR HEREAFTER HAVE TO SUCH JURISDICTION OR VENUE.  FURTHER, NOTHING HEREIN CONTAINED SHALL BAR A PARTY’S RIGHT TO OBTAIN INJUNCTIVE RELIEF AGAINST THREATENED CONDUCT THAT WILL CAUSE IRREPARABLE HARM, UNDER THE USUAL EQUITY RULES INCLUDING THE APPLICABLE RULES FOR OBTAINING SPECIFIC PERFORMANCE, RESTRAINING ORDERS AND PRELIMINARY INJUNCTIONS.  EXCEPT TO THE EXTENT A PARTY SEEKS INJUNCTIVE OR OTHER EQUITABLE RELIEF TO ENFORCE PROVISIONS OF THIS AGREEMENT, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

RELATING TO THIS AGREEMENT (A “DISPUTE”) SHALL BE RESOLVED BY ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES (THE “RULES”).  THE ARBITRATION SHALL BE COMMENCED BY WRITTEN REQUEST OF ANY PARTY, MADE IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THIS AGREEMENT, AND SHALL BE CONDUCTED BY A SINGLE ARBITRATOR APPOINTED IN ACCORDANCE WITH THE RULES IN THE ENGLISH LANGUAGE IN DALLAS, TEXAS, IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT.  THE AWARD OF THE ARBITRATOR MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.  THE PARTIES AGREE THAT IT IS ESSENTIAL THAT ANY DISPUTE BE RESOLVED AS RAPIDLY AS POSSIBLE.  TO THAT END, THE ARBITRATOR, BY ACCEPTING APPOINTMENT, UNDERTAKES TO EXERT HIS OR HER BEST EFFORTS TO CONDUCT THE PROCESS SO AS TO ISSUE AN AWARD WITHIN THREE MONTHS OF THE APPOINTMENT OF THE ARBITRATOR, BUT FAILURE TO MEET THAT TIMETABLE SHALL NOT AFFECT THE VALIDITY OF THE AWARD.  UNLESS THE PARTIES AGREE OTHERWISE AT THE TIME OF THE PROCEDURAL CONFERENCE WITH THE ARBITRATOR, THE ARBITRATION SHALL BE CONDUCTED ON THE FOLLOWING SCHEDULE: (A) THE ARBITRATOR SHALL CONVENE A PROCEDURAL CONFERENCE WITHIN ONE WEEK OF HIS OR HER APPOINTMENT, AT WHICH ALL DATES FOR THE ARBITRATION WILL BE ESTABLISHED, (B) THE PARTIES EXPECT THAT ANY ARBITRATION UNDER THIS AGREEMENT CAN BE CONDUCTED WITHOUT DISCOVERY; AT MOST, THE ARBITRATOR MAY PERMIT, FOR GOOD CAUSE SHOWN, VERY NARROW AND TARGETED REQUESTS FOR DOCUMENTS IN NO EVENT TO EXCEED THE DISCOVERY LIMITATIONS UNDER THE IBA RULES ON THE TAKING OF EVIDENCE IN INTERNATIONAL COMMERCIAL ARBITRATION, TO BE ADDRESSED BY ONE PARTY TO THE OTHER, ON A SCHEDULE TO BE SET BY THE ARBITRATOR, (C) AT THE PROCEDURAL CONFERENCE, THE ARBITRATOR SHALL FIX A DATE FOR SIMULTANEOUS SUBMISSIONS BY THE PARTIES NOT LATER THAN 30 DAYS AFTER THE DATE OF THE PROCEDURAL CONFERENCE; SUCH SUBMISSIONS SHALL SET FORTH THE CASE OF EACH PARTY IN THE FORM OF WRITTEN WITNESS STATEMENTS, DOCUMENTARY EVIDENCE, AND A BRIEF, (D) THE ARBITRATOR SHALL FIX A DATE FOR REPLY SUBMISSIONS BY EACH PARTY NOT LATER THAN TEN DAYS FOLLOWING THE PRINCIPAL SUBMISSIONS OF EACH PARTY, (E) THE ARBITRATOR SHALL SET A DATE FOR A HEARING OF ONE TO THREE DAYS TO PERMIT THE PARTIES TO CROSS EXAMINE WITNESSES WHOSE TESTIMONY IS PROFFERED BY ANOTHER PARTY AND TO HEAR ARGUMENT AND (F) THE ARBITRATOR SHALL ISSUE HIS OR HER AWARD WITHIN 30 DAYS OF THE HEARING.  IN ANY EVENT, THE ARBITRATOR (1) SHALL PERMIT EACH SIDE NO MORE THAN TWO DEPOSITIONS (INCLUDING ANY DEPOSITIONS OF EXPERTS), WHICH DEPOSITIONS MAY NOT EXCEED FOUR HOURS EACH, ONE SET OF TEN INTERROGATORIES (INCLUSIVE OF SUB-PARTS) AND ONE SET OF FIVE DOCUMENT REQUESTS (INCLUSIVE OF SUB-PARTS), (2) SHALL NOT PERMIT ANY REQUESTS FOR ADMISSIONS, AND (3) SHALL LIMIT ANY HEARING TO, AT MOST, THREE DAYS.  WITHOUT LIMITATION OF THE FOREGOING, IN THE INTEREST OF TIME, THE ARBITRATION MAY DISPENSE WITH ANY FORMAL RULES OF EVIDENCE AND ALLOW HEARSAY TESTIMONY SO AS TO LIMIT THE

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

NUMBER OF WITNESSES REQUIRED AND ACCEPT EVIDENCE OF ASSET VALUES WITHOUT FORMAL APPRAISALS AND UPON SUCH INFORMATION PROVIDED BY THE PARTIES OR OTHER PERSONS.  THE ARBITRATOR SHALL HAVE THE POWER IN THE AWARD TO ORDER EQUITABLE RELIEF, INCLUDING SPECIFIC PERFORMANCE. THE PARTIES AGREE THAT THE EXISTENCE OF ANY DISPUTE, ANY PROCEEDINGS TO RESOLVE SUCH DISPUTE, AND ALL SUBMISSIONS RECEIVED BY ANY PARTY FROM ANY OTHER PARTY IN CONNECTION WITH EITHER SHALL BE TREATED AS CONFIDENTIAL, AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT AS REQUIRED BY LAW, COMPELLED BY LEGAL PROCESS OR REQUIRED TO ENFORCE ANY AWARD OF THE ARBITRATOR.

5.8.           Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT.  EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5.9.           Entire Agreement.  The Agreements constitute the entire Agreement and understanding of the parties and supersede all prior and contemporaneous Agreements, understandings, negotiations and proposals, oral or written.  Section headings are provided for convenience purposes only and do not provide any modifications or substantive meaning to the terms and conditions of this Agreement. This Agreement may be amended or modified only by a subsequent Agreement in writing signed by each of the parties and may not be modified by course of conduct.

[Signature page follows.]

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KONICA MINOLTA	OFFICEWARE CORPORATION
BUSINESS SOLUTIONS U.S.A., INC.

By:	By:

Name:	Name:

Title:	Title:

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Schedule D

Software Program

The software program contains core functionality that allows Customers the ability to share files, manage users and otherwise gain access through a web portal.

FEATURES

1.	File Sharing
1.1.	File Share Links
1.1.1.	GroupShare
1.2.	File Receive Links
2.	Admin Console
2.1.	Global Security Settings
2.2.	Manage Users
2.3.	Site Branding
2.4.	Reports
3.	30-day Data Restore from Snapshot
4.	Mobile Access: iPhone native app, Android native app and mobile web access.
5.	Outlook Add-in
6.	Form Builder
7.	Advanced File Search
8.	Faxing (third-party software; refer to Schedule E for additional licensing and installation charges)
9.	SFTP (third-party software; refer to Schedule E for additional licensing and installation charges)
10.	Video Encoding/Streaming Servers (third-party software)
11.	CoolBackup (third-party software)
12.	Customer-specific dedicated domain names (third-party software; refer to Schedule E for additional licensing and installation charges)
13.	Customer-specific dedicated SSL certificates (third-party software; refer to Schedule E for additional licensing and installation charges)

CUSTOM MODIFICATIONS

1.	Konica Minolta-specific Branding
1.1.	User Web Interface
1.2.	Admin Web Interface
1.3.	Desktop Applications
1.4.	iPhone and Android app
1.5.	MS Outlook Add-in

2.	Konica Minolta-specific On-Premise Integration
2.1.	Storage backend interface

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

2.2.	Network address and domain interface
2.3.	Domain controller and Active Directory interface

DOCUMENTATION

1.	End-User Documentation
2.	Customer Admin Documentation
3.	Konica Minolta Sales Training Documentation
4.	On-Premise Hardware Requirements and Configuration Instructions
5.	Customized Videos (at an additional charge)

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Schedule E

Third-Party Fees

[**REDACTED**]

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Schedule F

Daily Report Example

Subject: Daily Activity Report for 05/30/2014
Date: May 30, 2014 at 11:46:13 PM CDT
Daily Activity Report for 05/30/2014
	05/30/2014	05/23/2014 (Previous)	Change
Total Paid Users	xxxxxx	xxxxxx	xxx
Total Trial Users	xxxxxx	xxxxxx	xxx
Total Paid Sites	xxxxx	xxxxx	xxx
User Storage Allocated	xxx.xx TB	xxx.xx TB	xxx.xx GB
User Actual Space Used	xxx.xx TB	xxx.xx TB	xxx.xx GB
Total Cancellations (Day)	xxx	xxx	xxx
Total Cancellations (Week)	xxx	xxx	xxx
Web Login	xxxx	xxxxx	xxxx
Upload	xxxxx	xxxxx	xxxx
Upload (Flash, HTML5)	xxxxx	xxxxx	xxxx
Java Upload	xxxxx	xxxxx	xxxx
Classic Upload	xxx	xxx	xxx
SilverLight Upload	xxx	xxx	xxx
FileReceive Link File Upload	xxxx	xxxx	xxx
FileReceive Link File Java Upload	xxxx	xxxx	xxx
FileReceive Link File Upload (Flash, HTML5)	xxxx	xxxx	xxx
File Checkin	xxxx	xxxx	xxx
File Checkout	xxx	xxx	xxx
Link Download	xxxx	xxxx	xxx
Zip Request	xxxx	xxxx	xxx
Folder Property Export	xxx	xxx	xxx
MetaData Export	x	x	x
Image Process	x	x	x
Text Index	x	x	x
Document Index	xxx	xxx	xx
Document Folder Index	x	x	x
Fax Sent	xxx	xxx	xx
Fax Receive	xxx	xxx	xx
Medialink Access	xxxx	xxxx	xxxx
Elink Create	xxxx	xxxx	xxxx
FileReceive Link Create	xxx	xxx	xx
Delete	xxxx	xxxx	xxx
Rename	xxx	xxx	xx
Move	xxxx	xxxx	xxx
Copy	xxx	xx	xx
New Folder	xxxx	xxxx	xxx
Office to PDF	xx	xx	xx
Image to PDF	xx	xx	xx
NTFS Permission	xx	xx	xx
Calculate Folder Size	xxx	xxx	xx
Video Convert	xxx	xxx	xx